UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2024, B. Sonny Bal, MD, informed the board of directors of his intention to retire from his position as President and Chief Executive Officer of SINTX Technologies, Inc. (the “Company”), effective on the Company naming a replacement President and Chief Executive Officer. Dr. Bal will continue to serve on the Company’s board of directors in the position of Chairman. In connection with Dr. Bal’s retirement, Dr. Bal and the Company entered into a Separation and Release of Claims Agreement (the “Agreement”). The Agreement provides that in exchange for Dr. Bal’s covenants and releases under the terms of the Agreement, Dr. Bal will receive upon his retirement a lump sum payment equal to three months of salary and the Company will pay Dr. Bal’s COBRA premium for a period of three months should he elect COBRA benefits.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported under Item 1.01 above, on April 25, 2024, B. Sonny Bal, MD, informed the board of directors of his intention to retire from his position as President and Chief Executive Officer of SINTX Technologies, Inc. (the “Company”), effective on the Company naming a replacement President and Chief Executive Officer. Dr. Bal will continue to serve on the Company’s board of directors in the position of Chairman.

The board of directors of the Company intends to conduct a search of potential internal and external candidates to replace Dr. Bal. Upon naming a replacement, Dr. Bal’s retirement as President and Chief Executive Officer will become effective. Until that time, Dr. Bal will continue to serve as President and Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation and Release of Claims Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	April 30, 2024	By:	/s/ B. Sonny Bal
B. Sonny Bal, M.D.
Chief Executive Officer